Supplement to the
Fidelity® Advisor Tax Managed Stock Fund
Class A, Class T, Class B, and Class C
August 7, 2001
Prospectus

Shareholder Meeting. On or about November 14, 2001, a meeting of the shareholders of Fidelity® Advisor Tax Managed Stock Fund will be held to vote on various proposals. Shareholders of record on September 17, 2001 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-522-7297 to request a free copy of the proxy statement.

Effective November 12, 2001, the following information found under the heading "Buying Shares" in the "Buying and Selling Shares" section on page 11 will no longer be applicable.

Purchase amounts of more than $1 million will not be accepted for Class C shares.

ATMS-01-02 November 12, 2001 1.763353.101